UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2022

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock of The Macerich Company, $0.01 par value per share	MAC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Macerich Company (the “Company”) held its annual meeting of stockholders on May 27, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected the twelve nominees listed below to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, (2) approved the compensation of the Company’s named executive officers and (3) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Proposal 1:	Election of Twelve Directors to Serve Until the Next Annual Meeting of Stockholders and Until Their Respective Successors are Duly Elected and Qualified.

	For	Against	Abstentions	Broker Non-Votes
Peggy Alford	145,337,004	1,756,603	286,814	29,545,309
John H. Alschuler	145,226,483	1,863,762	290,176	29,545,309
Eric K. Brandt	132,790,113	14,296,529	293,779	29,545,309
Edward C. Coppola	144,532,374	2,558,280	289,767	29,545,309
Steven R. Hash	144,401,201	2,687,465	291,755	29,545,309
Enrique Hernandez, Jr.	146,155,728	919,038	305,655	29,545,309
Daniel J. Hirsch	144,777,475	2,304,964	297,982	29,545,309
Diana M. Laing	132,174,001	14,926,576	279,844	29,545,309
Marianne Lowenthal	146,206,726	879,923	293,772	29,545,309
Thomas E. O’Hern	145,922,209	1,165,509	292,703	29,545,309
Steven L. Soboroff	144,757,314	2,329,233	293,874	29,545,309
Andrea M. Stephen	143,825,332	3,278,284	276,805	29,545,309

Proposal 2:	Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non-Votes
140,838,260	6,052,645	489,516	29,545,309

Proposal 3:	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022.

For	Against	Abstentions
174,185,930	2,419,832	319,968

There were no broker non-votes for Proposal 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: ANN C. MENARD

June 2, 2022	/s/ Ann C. Menard
Senior Executive Vice President,
Chief Legal Officer and Secretary